SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series GSG-2)
             (Exact name of registrant as specified in its charter)


           Delaware                   333-88166-07               13-3891329
(State or other jurisdiction    (Commission File Number)      (I.R.S Employer
      of incorporation)                                      Identification No.)


             World Financial Center
               New York, New York                               10281
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000


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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On February 17, 2004, PPLUS Trust Series GSG-2, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,520,000 additional Class A Trust Certificates.

                  In connection therewith, the Depositor entered into an Amendment to Series Supplement, dated as of February 17, 2004, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends the PPLUS Trust Certificates Series GSG-2 Supplement, dated as of July 30, 2003, by and between the Depositor, the Trustee and Securities Intermediary, which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor, the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.


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Item 7.    Financial Statements and Exhibits

                  (a) Financial statements of businesses acquired.

                           Not Applicable.

                  (b) Pro forma financial information.

                           Not Applicable.

                  (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

1.2 Supplemental Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated February 11, 2004.

4.2 Amendment to PPLUS Trust Certificates Series GSG-1 Series Supplement, dated as of February 17, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.             Change in Fiscal Year

                    Not Applicable.

Item 9.             Sales of Equity Securities Pursuant to Regulation S

                    Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MERRILL LYNCH DEPOSITOR, INC.


Date:  February 18, 2004                           By: /s/ Michael Frank Connor
                                                      --------------------------
                                                   Name:  Michael Frank Connor
                                                   Title: President


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                                INDEX TO EXHIBITS


Exhibit No.                             Description
-----------                             -----------

1.2 Supplemental Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated February 11, 2004.

4.2 Amendment to Series Supplement for PPLUS Trust Certificates Series GSG-1, dated as of February 17, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.